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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) July 28, 2005
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                         Twin Disc, Incorporated
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        (exact name of registrant as specified in its charter)


        WISCONSIN                   001-7635			39-0667110
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(State or other jurisdiction     (Commission	     	    (IRS Employer
 of incorporation)		   File Number)		  Identification No.)


             1328 Racine Street               Racine, Wisconsin 53403
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                   (Address of principal executive offices)

         Registrant's telephone number, including area code:    (262)638-4000
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Item 1.01     Entry into Material Definitive Agreements

     At its meeting on July 28, 2005, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the "Company") increased the base salary of the executive officers of the Company who will be the "named executive officers" for purposes of the Compnay's proxy statement for the 2005 annual meeting of shareholders. That base salaries of the named executive officers for 2005, effective October 1, 2005, are as follows:

Michael E. Batten        Chairman, Chief Executive Officer          $434,000
Michael H. Joyce         President - Chief Operating Officer        $314,000
Christopher J. Eperjesy  Vice President and Chief Financial Officer $245,000
James E. Feiertag        Executive Vice President                   $245,000
John H. Batten           Executive Vice President                   $190,000


     On July 28, 2005 , the Compensation Committee also issued performance stock awards to various employees of the Company, including executive officers. A total of 32,850 performance shares were awarded, with 28,800 of those performance shares being awarded to executive officers of the Company. The stock will be awarded if the Company achieves a specified consolidated gross revenue objective in the fiscal year ending June 30, 2008. A copy of the form of the Performance Stock Award agreements is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

     At its July 28, 2005, meeting, the Compensation Committee also approved a Corporate Incentive Plan for various executive officers of the Company. The Corporate Incentive Plan may result in cash bonuses of up to a certain percentage of base salary to executive officers for the fiscal year that will end on June 30, 2006, based on the following factors and relative weights for each factor: corporate economic profit (70%), reduction in cost of quality (15%) and sales growth (15%).

     Also on July 28, 2005, the Compensation Commitee amended and restated the Twin Disc, Incorporated, Supplemental Retirement Plan (the "SRP"). The purpose of the amendment was to bring the SRP into compliance with section 409A of the Internal Revenue Code, which was enacted in late 2004 as part of the American Jobs Creation Act. A copy of the amended SRP is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

     Also on July 28, 2005, the Compensation Committee approved the participation of the following executive officers in the SRP: John H. Batten, Executive Vice President; Dean Bratel, Vice President of Engineering; Christopher J. Eperjesy, Vice President - Finance, Treasurer, and Chief Financial Officer; James Feiertag, Executive Vice President; and Denise L.
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Wilcox, Vice President of Human Resources.  A copy of the SRP benefits schedule for each of these participants in included in Exhibit 10.1.

     On July 29, 2005, the Company entered into Change in Control Severance Agreements with the following executive officers: John H. Batten; Dean Bratel;
H. Claude Fabry, Vice President of Global Distribution; James Feiertag, and Denise L. Wilcox. In addition, the Company entered into Indemnity Agreements with the following executive officers: Dean J. Bratel and Denise L. Wilcox.
A copy of the form of Change in Control Severance Agreement entered into with Mr. Batten, Mr. Bratel, Mr. Feiertag and Ms. Wilcox is attached hereto as
Exhibit 10.2 and is incorporated herein by reference. A copy of the Change in Control Agreement entered into with Mr. Fabry is attached hereto as Exhibit
10.3 and is incorporated herein by reference. A copy of the form of Indemnity Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

     On July 29, 2005, the Company also replaced its existing Change in Control Severance Agreements that it previously entered into with Messrs. Eperjesy and Timm, as well as with Michael E. Batten, Chief Executive Officer, and Michael
H. Joyce, President and Chief Operating Officer, solely to comply with the newly enacted section 409A of the Internal Revenue Code. The form of the new Change in Control Severance Agreements entered into with Messrs. Eperjesy and Timm is the same as attached hereto as Exhibit 10.2. The form of the new Change in Control Severance Agreements entered into with Messrs. Batten and Joyce is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

The disclosure contained in Item 5.02 is incorporated herein by reference.

Item 2.02     Results of Operations and Financial Condition

     The Company has reported its fiscal 2005 4th quarter and annual financial results. The Company's press release dated August 2, 2005 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information set forth in this Item 2.02 of Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On July 29, 2005, the Company entered into a letter agreement with Mr. Fred H. Timm, Chief Accounting Officer, Vice President, Administration, and Secretary of the Company, confirming Mr. Timm's retirement effective October 1, 2005, and providing for Mr. Timm's transition and severance benefits. In order to receive such benefits, Mr. Timm will be required to sign a Waiver and Release Agreement shortly after his retirement. A copy of the letter agreement and the Waiver and Release Agreement is attached hereto as
Exhibit 10.6 and is incorporated herein by reference. Because the letter agreement requires Mr. Timm to sign and keep in place the Waiver and Release Agreement, there is the possibility that the severance benefits set forth therein may be subsequently forfeited.

Item 7.01     Regulation FD Disclosure

     The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

     The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS

     The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believes," "expects," "intends," "plans," "anticipates," "hopes," "likely," "will," and similar expressions identify such
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forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company's actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management's view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(c)  Exhibits.


EXHIBIT NUMBER	DESCRIPTION

10.1 Form of Performance Stock Award Agreement for performance shares awarded by Compensation Committee on July 28, 2005.

10.2 Twin Disc, Incorporated, Supplemental Retirement Plan, as amended and restated on July 28, 2005

10.3 Form of Change in Control Severance Agreement entered into between Twin Disc, Incorporated, and John H. Batten, Dean Bratel, Denise L. Wilcox, Christopher J. Eperjesy, James Feiertag and Fred H. Timm

10.4 Form of Change in Control Severance Agreement entered into between Twin Disc, Incorporated, and H. Claude Fabry

10.5 Form of Indemnity Agreement entered into between Twin Disc, Incorporated, and its executive officers

10.6 Form of Change in Control Severance Agreement entered into between Twin Disc, Incorporated, and Michael E. Batten and Michael H. Joyce

10.7 Letter Agreement between Twin Disc, Incorporated and Fred H. Timm, dated July 29, 2005, and related Waiver and Release Agreement

99.1   Press Release announcing 4th quarter 2005 financial results.



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                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	August 2, 2005                     Twin Disc, Inc.

                                           /s/ Fred H. Timm
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                                           Fred H. Timm
                                           Chief Accounting Officer